                                                                  EXHIBIT 10.3.2
                                    SUBLEASE

[CB COMMERCIAL REAL ESTATE GROUP, INC. LOGO]

1.   PARTIES.
     This Sublease, dated June 12, 1998, is made between Schlumberger Resource Management Services, Inc. a Delaware Corporation ("Sublessor"), and Cholestech Corporation, a California Corporation ("Sublessee").

2.   MASTER LEASE.
     Sublessor is the lessee under a written lease dated June 24, 1997, wherein Spieker Properties, L.P., a California LTD, Partnership ("Lessor") leased to Sublessor the real property located in the City of Hayward, County of Alameda, State of California, described as an approximately 5,800 sq. ft. office and warehouse space located at 26254 Eden Landing Road and an approximately 900 sq. ft. of storage space located in Building B totalling approximately 6,700 sq. ft. ("Master Premises"). Said lease has been amended by the following amendments:

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     said lease and amendments are herein collectively referred as the "Master
     Lease" and are attached hereto as Exhibit "A."

3.   PREMISES.
     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): as described above.

4.   WARRANTY BY SUBLESSOR.
     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.   TERM.
     The Term of this Sublease shall commence on August 1, 1998 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on June 30, 2000 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.   RENT.
     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at Larry Russo, Schlumberger Resource Management Services, 1600 Alabama Hwy. 229, Tallassee, AL 36076 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Three Thousand Six Hundred Fifty Dollars ($3,650.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Three Thousand Six Hundred Fifty Dollars ($3,650.00) as rent for August 1998. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:

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     6.2  Operating Costs. If the Master Lease requires Sublessor to pay to
          Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such


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     additional rent shall be payable as and when Operating Costs are payable by
     Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

 7.  SECURITY DEPOSIT.

     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Four Thousand Three Hundred Fifty-Five Dollars ($4,355.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

 8.  USE OF PREMISES.

     The Premises shall be used and occupied only for Administrative offices and warehousing of office equipment and supplies unless Sublessee gets Sublessor's approval of any change of use of the premises and for no other use or purpose.

 9.  ASSIGNMENT AND SUBLETTING.

     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.  OTHER PROVISIONS OF SUBLEASE.

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder. Sublessee the lessee thereunder, and the Premises the Master Premises except for the following;

     Sublessee agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises and incorporated herein. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEYS' FEES.

     If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

12.  AGENCY DISCLOSURE.

     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Sublessor and Grubb & Ellis, who represents Sublessee. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.  COMMISSION.

     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Six Thousand One Hundred Thirty-Two and 00/100 Dollars ($6,132.00), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14.  NOTICES.

     All notices and demands which may or are to be required or permitted to be given by either party on the other or any and all notices of master Lessor to Sublessor that may adversely affect Sublessee's right under Sublease hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from



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     time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor: Larry Russo, Schlumberger Resource Management Services, Inc.
                   1600 Alabama Hwy 229, Tallassee, AL 36076
     To Sublessee: Cholestech, 3347 Investment Blvd., Hayward, CA 94545

15.  CONSENT BY LESSOR.

     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 15 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.  COMPLIANCE.

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: Schlumberger Resource Management    Sublessee: Cholestech Corporation
           Services, Inc., a Delaware                     a California
           Corporation                                    Corporation

By: /s/ KENNETH PREVATTE                       By: /s/ STEVE BARBATO
   ----------------------------------------       ------------------------------
Title: Dir-Operations                          Title: VP of Operations

By:                                            By: /s/ WARREN E. PINCKERT II
   ----------------------------------------       ------------------------------
Title:_____________________________________    Title: President

Date:  8/5/98                                  Date:  7/30/98


                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Lessor: Spieker Properties

By:________________________________________

Title:_____________________________________

By:________________________________________

Title:_____________________________________

Date:______________________________________

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  CONSULT YOUR ADVISERS -- This document has been prepared for approval by your attorney. No representations or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

  In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person,, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

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17.  CONDITION OF PROPERTIES:

     Sublessee to take the premises on an "as-is" basis except for the following:

     1. Sublessor at Sublessor's sole cost and expense, shall clean carpets and repaint office area.



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[LOGO]   DISCLOSURES AND ACKNOWLEDGMENT
         ADDENDUM TO LEASING LISTING AGREEMENT/LEASE & SUBLEASE AGREEMENT/ PROPOSAL TO LEASE
         CB COMMERCIAL REAL ESTATE GROUP, INC.
         BROKERAGE AND MANAGEMENT
         LICENSED REAL ESTATE BROKER


                                          Date: January 23, 1998

     Sublessor:     Schlumberger Resource Management Services, Inc.
     Sublessee:     Cholestech Corporation
     Property:      26254 Eden Landing Road, Hayward, CA

I.   NOTIFICATION RE: NATIONAL FLOOD INSURANCE PROGRAM (CBC Form 5230)

This property [X} is / [ ] is not located in a Special Flood Hazard Area on United States Department of Housing and Urban Development (HUD) "Special Flood Zone Area Maps." Federal law requires that as a condition of obtaining federally related financing on most properties located in "flood zones," banks, savings and loan associations, and some insurance lender require flood insurance to be carried where the property, real or personal, is security for a loan. This requirement is mandated by the national Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973. The purpose of the program is to provide flood insurance to property owners at a reasonable cost. Cities or counties participating in the National Flood Insurance Program may have adopted building or zoning restrictions, or other measures, as part of their participation in the program. You should contact the city or county in which the property is located to determine any such restrictions. The extent of coverage available in your area and the cost of this coverage may vary, and for further information, you should consult your lender or insurance carrier.

FLOOD ZONE DESIGNATION:   ZONE: A1  SOURCE: Firm 0650330018D

II. ALQUIST-PRIOLO NOTIFICATION: ALQUIST-PRIOLO SPECIAL EARTHQUAKE FAULT ZONING ACT (CBC Form 5228-5229) The Property described above [ ] is / [X] is not / [ ] may or may not be situated in an Earthquake Fault Zone as designated under the Alquist-Priolo Earthquake Fault Zoning Act, Sections 2621-2630, inclusive, of the California Public Resources Code; and, as such, the construction or development on the property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State of California, unless such report is waived by the city or county under the terms of that Act. No representations on the subject are made by Lessor or by CB Commercial Real Estate Group, Inc. or its agents or employees and the Lessee should make his/her/its own inquiry or investigation.

For further information, you may wish to contact appropriate city or county agencies:

III. HAZARDOUS WASTES OR SUBSTANCES AND UNDERGROUND STORAGE TANKS

Comprehensive federal and state laws and regulations have been enacted in the past several years in an effort to control the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. Some of these laws and regulations (such as, for example, the Comprehensive Environmental Response Compensation and Liability Act (CERCLA)) provide for broad liability on the part of owners, tenants, or other users of property for clean-up costs and damages, regardless of fault. Another such statute is California Health and Safety Code
Section 25359.7(a), which provides in part that a Lessor of nonresidential real property who knows, or has reasonable cause to believe, that any release of a hazardous substance has come to be located on or beneath that real property shall, prior to the Lease, give written notice of that condition to the Lessee; and that failure of the Lessor to provide written notice as required shall subject the Lessor to liability for damages. Other laws and regulations set standards for the handling of asbestos, and establish requirements for the use, modification, abandonment, and closure of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, Lessors and Lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice, as well as all other aspects of the proposed transaction. If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed on the property, or if the Property has been or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, the nature of permits and approvals which have been obtained or may be required; the estimated costs and expenses associated with the use, storage, handling, clean-up, disposal or removal of hazardous wastes or substances; and the nature and extent of contractual provisions necessary or desirable in this transaction. Broker recommends expert assistance and site investigation to determine past uses of the property, which may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks, being on the Property.

Lessor agrees to disclose to Broker and to Lessee any and all information which he/she/it has regarding present and future zoning and environmental matters affecting the Property and regarding the condition of the Property, including, but not limited to structural, mechanical and soils conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property.

Broker hereby requests that such information be provided immediately so that it may be timely communicated to the Lessee. Broker has conducted no investigation regarding the subject matter hereof, except as may be contained in a separate written document signed by Broker. Broker makes no representations concerning the existence or nonexistence of hazardous wastes or substances, or underground storage tanks, in, on, or about the property. Lessee should contact a professional, such as a civil engineer, industrial hygienist or other persons with experience in these matters, to advise on these matters.

The term "hazardous wastes or substances" is used herein in its very broadest sense and includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is intended to apply to any transaction involving any type of real property, whether improved or unimproved.

IV. BROKER DISCLOSURE

The parties hereby expressly acknowledge that Broker has made no independent determination or investigation regarding the following: present or future use or zoning of the property; environmental matters affecting the Property; the condition of the Property, including, but not limited to structural, mechanical and soils conditions as well as issues surrounding hazardous wastes or substances as set out above; violations of the Occupational Safety and Health Act or any other federal, state, county or municipal laws, ordinance, or statutes; measurements of land and/or buildings. Lessee agrees to make its own investigation and determination regarding such items. A real estate broker is qualified to advise on real estate. If you desire legal advice, consult your attorney.

V. AMERICANS WITH DISABILITIES ACT (ADA)

Owners or tenants of real property may be subject to the Americans with Disabilities Act (ADA), a federal law codified at 42 USC Section 12101 et seq. Among other requirements of the ADA that could apply to your property, Title III of the Act requires owners and tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

Broker recommends that you and your attorney review the ADA and the regulations, and, if appropriate, your proposed lease or purchase and sale agreement to determine if this would apply to you and the nature of the requirements. Thee are legal issues. You are responsible for conducting your own independent investigation of these issues.

VI. COMPLIANCE WITH LAWS

The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

RECEIPT OF A COPY OF THESE DISCLOSURES IS HEREBY ACKNOWLEDGED.

SUBLESSOR: Schlumberger Resource Management  SUBLESSEE: Cholestech Corporation
           Services, Inc.

By: /s/ KENNETH PREVATTE                     By: /s/ STEVE BARBATO
   --------------------------------------       -------------------------------
Title: Dir. - Operations                     Title: VP of Operation
      -----------------------------------          ----------------------------
Date: 8/5/98                                 Date:  7/30/98
     ------------------------------------         -----------------------------

This portion to be completed in conjunction with negotiations and/or consummation of lease or purchase and sale agreement.

VII. BROKER REPRESENTATION DISCLOSURE AND ACKNOWLEDGMENT

CB Richard Ellis, Inc. herein represents Sublessor.

Grubb & Ellis herein represents Sublessee.

/ / (check if applicable) Lessor and Lessee hereby acknowledge that Broker represents both parties hereto; and both parties consent thereto.

          /s/ KDP       Sublessor's initials  /s/ SLB       Sublessee's initials
          -------                             -------

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Consult Your Advisors. No representation or recommendation is made by CB
Commercial Real Estate Group, Inc. or any of its agents or employees as to the legal effect, interpretation, or economic consequences of this agreement, the transaction contemplated hereunder, the national flood insurance program and related legislation, nor of other legislation referred to herein. These are questions that you should address with your consultants and advisors.
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
                                   EXHIBIT E

                              PREMISES/FLOOR PLAN

                                   [DIAGRAM]

                           FIRST ADDENDUM TO SUBLEASE

     This First Addendum to Sublease (this "Addendum") is made by and between Schlumberger Resource Management Services, Inc., a Delaware corporation ("Sublessor"), and Cholestech Corporation, a California corporation ("Sublessee"), to be a part of that certain Sublease of even date herewith between Sublessor and Sublessee (the "Sublease"). Sublessor and Sublessee agree that, notwithstanding anything to the contrary in the Sublease, the Sublease is hereby modified and supplemented as set forth below. All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Sublease unless specifically defined herein.

     1. Condition of premises. Sublessor hereby represents that as of the Commencement Date, to Sublessor's actual current knowledge as of the effective date of this Addendum and without any obligation of investigation, (a) the Premises are in good condition, (b) the Premises do not violate any applicable building code regulation or ordinance and (c) the heating, ventilating and air conditioning systems serving the Premises are in good condition, working order and repair.

     2. Other Provisions of Sublease. The provisions of the Master Lease shall be incorporated into the Sublease, except as follows: (a) the following portions of the Master Lease shall not be incorporated; Basic Lease Information and Sections 2, 3, 6, 19 and 32; and (b) references to Landlord in Sections 20, 24, 28 and 29 shall mean Lessor only.

     3. Assignment and Subletting. Sublessee, without Sublessor's prior written consent, subject, however, to Master Lessor's consent (if required), may sublet the Premises or assign the Sublease to: (a) a corporation controlling, controlled by or under common control with Sublessee; (b) a corporation related to Sublessee by merger, consolidation or non-bankruptcy reorganization; or (c) a purchaser of substantially all of Sublessee's assets. Sublessee shall not, however, be relieved of its primary obligations under the Sublease. A sale of Sublessee's capital stock shall not be deemed an assignment, subletting or other transfer of the Sublease or the Premises.

     4. Rental Adjustments. In no event shall Sublessee's obligation to pay Basic Operating Costs exceed the amount of Basic Operating Costs due and payable by Sublessor under the Master Lease. Sublease shall pay Sublessee's share of such expenses as and when the same are due and payable to Lessor under the Master Lease. Sublessee shall be entitled to its pro rata share of all credits, if any, given by Lessor to Sublessor for Sublessor's overpayment of such expenses.

     5. Surrender of Premises. Subject to Sublessee's indemnification obligations and obligations with respect to hazardous materials under the Sublease and the terms of the Master Lease incorporated herein, in no event shall Sublessee's obligations to surrender the Premises require Sublessee to repair or restore the Premises to a condition better than the condition in which the Premises existed as of the commencement date of the Sublease and sublessee shall only be responsible for repairing or restoring those elements of the Premises damaged during the Sublease Term or caused by Sublessee. Additionally, Sublessee shall not be required to remove at the expiration of the Sublease term or otherwise, alterations or improvements to the Premises made by or for the account of Sublessor.

     6. Sublessor's Obligations. Sublessor shall not, without Sublessee's prior written consent (which consent shall not be unreasonably withheld), terminate the Master Lease, commit any acts that would entitle Lessor to terminate the Master Lease, or amend or waive any provisions of the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease that would materially affect Sublessee's rights under the Sublease. Sublessor may, however, exercise any termination rights under the Master Lease with respect to casualty or condemnation. Sublessor, with respect to the obligations of Lessor under the Master Lease, shall use Sublessor's reasonable efforts, at Sublessee's sole cost and expense, to cause Lessor to perform such obligations for the benefit of Sublessee. Such reasonable efforts shall include, without limitation: (a) upon Sublessee's written request, immediately notifying Lessor of its nonperformance under the Master Lease, and requesting that Lessor perform its obligations under the Master Lease; and (b) with Sublessor's prior written consent (which consent shall not be unreasonably withheld), permitting Sublessee to commence a lawsuit or other action in Sublessee's name to obtain the performance required from Lessor under the Master Lease; provided, however, that if Sublessee commences a lawsuit or other action, Sublessee shall pay all costs and expenses incurred in connection therewith, and Sublessee shall indemnify Sublessor against, and hold Sublessor harmless from, all reasonable costs and expenses incurred by Sublessor in connection therewith.

     7. Quiet Enjoyment. Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of the Sublease, provided that there is not an event of default by Sublessee. Sublessor shall fully perform all of its obligations under the Master Lease to the extent Sublessee has not expressly agreed to perform such obligations under the Sublease. In the event, however, that Sublessor defaults in the performance or observance of any of Sublessor's remaining obligations under the Master Lease or fails to perform Sublessor's stated obligations under the Sublease or to enforce, for
Sublessee's benefit, Lessor's obligations under the Master Lease, then
Sublessee shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty
(30)
days thereafter (except that if such default cannot be cured within said thirty
(30) period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Sublessee shall be entitled to cure such default and promptly collect from Sublessor, Sublessee's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs), or, at Sublessee's option, to offset such reasonable expenses against all future payments of rent and additional rent due under the Sublease. Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order.

     8. Rights under Master Lease. Sublessor, at Sublessee's sole cost and expense, shall reasonably cooperate with Sublessee to enforce all warranties and indemnities given or made by Lessor to Sublessor under the Master Lease which would reduce Sublessee's obligations hereunder.

     9. Notice. All notices and demands sent by United States Mail shall be deemed delivered three (3) business days after mailing.

     10. Approvals. Whenever the Sublease requires an approval, consent, designation, determination, selection or judgment by either Sublessor or Sublessee, such approval, consent, designation, determination, selection or judgment, and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

SUBLESSOR:                                 SUBLESSEE:

SCHLUMBERGER RESOURCE                      CHOLESTECH CORPORATION,
MANAGEMENT SERVICES, INC.,                 a California corporation
a Delaware corporation

By /s/ KENNETH PREVATE                     By /s/ STEVE BARBATO
   ------------------------                  --------------------------------
Name Kenneth Prevatte                      Name Steve Barbato
    -----------------------                    ------------------------------
Title Director - Operations                Title Vice President of Operations
     ----------------------                     -----------------------------
Dated      8/5/98                          Dated       7/30/98
     ----------------------                     -----------------------------


                                           By /s/ WARREN E. PINCKERT II
                                             --------------------------------
                                           Name Warren E. Pinckert II
                                               ------------------------------
                                           Title President
                                                -----------------------------
                                           Date        7/31/98
                                               ------------------------------